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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 4, 2003
                Date of Report (Date of earliest event reported)

                                   ----------

                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   001-10410                         62-1411755
 (State or other Jurisdiction of   (Commission File Number)       (IRS Employer Identification
          Incorporation)                                                    Number)


        One Harrah's Court
        Las Vegas, Nevada                                          89119
 (Address of principal executive                                (Zip Code)
             offices)

                                 (702) 407-6000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         On May 3, 2002, Harrah's Entertainment, Inc. ("Harrah's"), filed a Form 8-K with the Securities and Exchange Commission reporting a change in its certifying independent public accountant from Arthur Andersen LLP ("Andersen") to Deloitte & Touche LLP ("Deloitte"). While Andersen's audit of Harrah's 2001 financial statements resulted in an unqualified opinion, in order to provide investors with additional confidence, Harrah's subsequently requested that Deloitte re-audit Harrah's consolidated balance sheets as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity and comprehensive income (loss) and cash flows for each of the three years in the period ended December 31, 2001. Deloitte has completed these audits and Deloitte's unqualified opinion and Harrah's 2001 financial statements are included as exhibits hereto. There were no adjustments or restatements to the December 31, 2001 financial results filed as part of our Annual Report on Form 10-K, as amended.


         The following additional disclosures were added to the Notes to the Consolidated Financial Statements to reflect: (i) disclosure in footnote 16 of accounting pronouncements issued and effective after the date the original audit was completed, (ii) the disclosure in footnote 16 about material events which occurred subsequent to the filing of our 2001 Annual Report on Form 10-K on March 8, 2002, as amended on March 26, 2002 and (iii) disclosure in footnote 17 of quarterly results of operations, originally depicted in our 2001 Annual Report on Form 10-K.


         The audited financial statements and Independent Auditors' Report are included in Item 7, Financial Statements and Exhibits, of this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   EXHIBITS.

         Exhibit 23.1--Consent of Deloitte & Touche LLP
         Exhibit 99.1--Consolidated Financial Statements

                                        2


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HARRAH'S ENTERTAINMENT, INC.

Date:    February 4, 2003                By: /s/ Anthony D. McDuffie
                                            ---------------------------
                                             Name:  Anthony D. McDuffie
                                             Title: Vice President, Controller
                                                    and Chief Accounting Officer

                                        3

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                                  EXHIBIT INDEX
  Exhibit
  Number                           Document Description
  ------                           --------------------
       23.1   Consent of Deloitte & Touche LLP
       99.1   Consolidated Financial Statements